Prospectus Supplement	March 24, 2017

Putnam Tax Exempt Income Funds
Putnam Arizona Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Prospectus dated September 30, 2016

Effective March 24, 2017, the following information replaces similar disclosure for each fund under What are each fund’s main investment strategies and related risks?:

• Tax-exempt investments. These investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. These investments are issued to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable. Investments in securities of issuers located outside the applicable state may be applied toward meeting a requirement to invest in a tax-exempt investment if the security pays interest that is exempt from federal and the applicable state’s income tax.

Interest income from private activity bonds may be subject to federal AMT for individuals. As a policy that cannot be changed without the approval of fund shareholders, we cannot include these investments for the purpose of complying with the 80% investment policies described above. Corporate shareholders will be required to include all exempt interest dividends in determining their federal AMT. For more information, including possible state, local and other taxes, contact your tax advisor.

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